UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2004

VISTACARE, INC.

(Exact name of registrant as specified in its chapter)

Delaware	000-50118	06-1521534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 648-4545

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     5.02 (b)

On November 12, 2004, VistaCare, Inc. (the “Company”) announced in a press release that Carla Davis Hughes, currently the chief operating officer of the Company (“COO”), will transition from the COO position to assume the newly created role of Executive Vice President as part of the Company’s plan to realign senior management responsibilities. The realignment is designed to enable the senior management to better focus on the Company’s growth and strategic initiatives. A copy of the press release is attached as an exhibit to this Current Report.

Item 8.01. Other Events.

In the November 12, 2004 press release, the Company also announced that it will report its third quarter and fiscal 2004 results after the market close on Monday, December 6th, and will host a conference call at 5:00 p.m. (EST; 2:00 p.m. Pacific Time) on December 6th to discuss the third quarter results as well as its fiscal 2005 outlook.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VISTACARE REALIGNS SENIOR MANAGEMENT RESPONSIBILITIES; Company to Report Third quarter and Fiscal 2004 Results on December 6th,” dated November 12, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Date: November 12, 2004	By:	/s/ Stephen Lewis
		Name:	Stephen Lewis
		Title:	Secretary